EXHIBIT 99.2

                                               3Q'02 Conference Call
                                           11:00 AM ET, Today, 11/1/2002
                                             Dial 800-886-8681 for Q&A



 Webcast:                           www.homeproperties.com, in the   "Investors"
                                    section   under   "Financial Information"

 Question & Answer:                 You will need to press the number
                                    one  followed  by the  number  four  on your
                                    touchtone phone to be placed in the queue to
                                    ask  a   question.   If   you're   using   a
                                    speakerphone, please pick up the handset before pressing the numbers. No password is required.

 Enclosed are the following supplemental reports:
1.       Property-by-Property Breakdown of Operating Results
2.       Occupancy Comparison by Regions
3.       Resident Statistics
4.       Same-Store Operating Expense Detail
5.       Breakdown of "Other Income"
6.       Summary of Recent Acquisitions
7.       Summary of Recent Sales
8.       Breakdown of Owned Units by Market
9.       Debt Summary Schedule
10.      Net Asset Value Calculation
11.      Capital Expenditure Summary
12.      2002 and 2003 Earnings Guidance

 Audio Replay:                      800-633-8284 or 402-977-9140
 Audio Replay Passcode:             20150303

Please call our office at 585-546-4900 if there is any additional information that we can provide.

DPG:yjw
Enclosures

                    HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                               THIRD QUARTER 2002

                                      # of    Date       Q3 '02      Q3 '02     Year Ago
                                     APTS.    ACQU.      RENT/MO.     OCCUP.      OCCUP.
                                     -----    -----      --------     ------      ------

Rochester, NY Region:
  1600 East Avenue                    164    9/18/97      $ 1,348      81.8%       79.5%
  1600 Elmwood                        210    Original      $ 882       94.6%       92.4%
  Brook Hill                          192      IPO         $ 889       91.7%       96.7%
  Newcastle Apartments                197    Original      $ 755       88.6%       94.0%
  Northgate Manor                     224    11/3/94       $ 676       92.5%       88.7%
  Perinton Manor                      224    Original      $ 808       94.8%       93.1%
  Pines of Perinton                   508    9/29/98       $ 523       95.6%       95.0%
  Riverton Knolls                     240    Original      $ 860       85.3%       91.1%
  Spanish Gardens                     220      IPO         $ 686       93.0%       95.2%
  The Meadows                         113    Original      $ 705       97.3%       97.0%
  Woodgate                            120   6/30/1997      $ 795       93.8%       97.2%
      Total Rochester Region        2,412                  $ 770       91.2%       92.0%

Boston Region:
  Gardencrest                         696   6/28/2002     $ 1,038      95.9%        n/a
      Total Boston Region             696                 $ 1,038      95.9%        n/a

Buffalo, NY Region:
  Emerson Square                       96    10/15/97      $ 629       97.8%       97.9%
  Idylwood                            720     1/1/95       $ 652       92.6%       95.2%
  Paradise Lane                       324    10/15/97      $ 668       93.0%       96.6%
  Raintree Island                     504    Original      $ 692       93.6%       96.8%
      Total Buffalo Region          1,644                  $ 666       93.3%       96.1%

Syracuse, NY Region:
  Candlewood Gardens                  126     1/1/96       $ 573       92.1%       94.5%
  Fairview Heights                    211    Original      $ 865       87.3%       90.5%
  Harborside Manor                    281    9/30/94       $ 646       94.2%       95.6%
  Pearl Street                         60    5/17/95       $ 560       94.9%       90.6%
  Village Green (inclu Fairways)      448    12/19/94      $ 678       86.9%       91.4%
  Westminster Place                   240     1/1/96       $ 646       96.9%       96.5%
      Total Syracuse Region         1,366                  $ 680       90.8%       93.1%

Long Island, NY Region
  Bayview / Colonial                  160   11/1/2000     $ 1,007      95.1%       94.6%
  Cambridge Village                    82    3/1/2002     $ 1,193      97.7%        n/a
  Coventry Village                     94    7/31/98      $ 1,174      98.1%       97.3%
  Devonshire Hills                    297   7/16/2001     $ 1,636      91.0%        n/a
  East Winds                           96   11/1/2000     $ 1,015      94.1%       92.5%
  Hawthorne Consolidation             434    4/4/2002     $ 1,141      84.8%        n/a
  Heritage Square                      80    4/4/2002     $ 1,174      98.7%        n/a
  Holiday/Muncy Consolidation         143   5/31/2002     $   895       98.1%        n/a
  Lake Grove Apartments               368     2/3/97      $ 1,228      97.0%       96.4%
  Maple Tree                           84   11/1/2000     $ 1,045      97.2%       95.4%
  Mid- Island Estates                 232     7/1/97      $ 1,038      96.6%       97.0%
  Rider Terrace                        24   11/1/2000     $ 1,016      98.2%       93.5%
  South Bay Manor                      61   9/11/2000     $ 1,290      92.7%       82.3%
  Southern Meadows                    452   6/29/2001     $ 1,240      95.5%       97.4%
  Stratford Greens                    359    3/1/2002     $ 1,228      93.4%        n/a
  Terry Apartments                     65   11/1/2000     $   976      95.1%       97.2%
  Westwood Village                    242    3/1/2002     $ 1,660      94.9%        n/a
  Woodmont Village Apts                96    3/1/2002     $ 1,089      95.8%        n/a
  Yorkshire Village Apts               40    3/1/2002     $ 1,258      98.0%        n/a
      Total Long Island Region      3,409                 $ 1,225      93.9%       95.9%

Hudson Valley, NY Region
  Carriage Hill                       140    7/17/96      $ 1,083      95.5%       97.4%
  Cornwall Park                        75    7/17/96      $ 1,568      96.9%       97.4%
  Lakeshore Villas                    152    7/17/96      $   913       96.9%       97.0%
  Patricia                            100     7/7/98      $ 1,147       98.7%       96.1%
  Sunset Gardens                      217    7/17/96      $   774       96.9%       95.9%
      Total Hudson Valley Region      684                 $ 1,010      96.9%       96.7%

New Jersey Region
  East Hill Gardens                   33      7/7/98      $ 1,226      91.1%       88.1%
  Lakeview                           106      7/7/98      $ 1,007      96.4%       97.9%
  Oak Manor                           77      7/7/98      $ 1,503      96.6%       99.4%
  Pleasant View                    1,142      7/7/98        $ 938       93.4%       94.5%
  Pleasure Bay                       270      7/7/98        $ 805       98.0%       93.4%
  Royal Gardens Apartments           550     5/28/97        $ 962       96.7%       96.2%
  Wayne Village                      275     7/7/98       $ 1,035      97.2%       96.7%
  Windsor Realty                      67     7/7/98         $ 963       99.4%       91.6%
      Total New Jersey Region      2,520                    $ 964       95.4%       95.2%

Philadelphia Region
  Arbor Crossing                     134     7/28/1999      $ 745       95.2%       94.5%
  Beechwood Gardens                  160      7/7/1998      $ 730       96.3%       96.2%
  Castle Club                        158     3/15/2000      $ 788       97.8%       98.1%
  Cedar Glen                         110      3/3/1998      $ 584       91.7%       91.5%
  Chesterfield                       247      9/23/97       $ 802       96.4%       91.8%
  Curren Terrace                     318      9/23/97       $ 851       93.7%       93.1%
  Executive House                    100      9/23/97       $ 869       95.0%       95.9%
  Glen Brook                         173     7/28/1999      $ 720       93.4%       94.6%
  Glen Manor                         174      9/23/97       $ 698       91.6%       94.1%
  Golf Club                          399     3/15/2000      $ 967       90.8%       92.1%
  Green Acres                        212      3/1/2002      $ 754       93.9%        n/a
  Hill Brook Place                   274     7/28/1999      $ 768       95.8%       97.8%
  Home Properties of Bryn Mawr       316     3/15/2000     $ 1,012      87.1%       87.7%
  Home Properties of Devon           628     3/15/2000     $ 1,063      90.0%       91.8%
  New Orleans Park                   308      9/23/97       $ 744       95.0%       91.9%
  Racquet Club                       467       7/7/98       $ 886       96.4%       95.9%
  Racquet Club South                 103     5/27/1999      $ 783       98.5%       96.6%
  Ridley Brook                       244     7/28/1999      $ 759       96.2%       97.2%
  Sherry Lake                        298      7/23/98      $ 1,021      97.2%       96.6%
  Springwood Garden                  77       9/23/97       $ 636       93.4%       92.1%
  The Landings                       384      11/25/96      $ 916       92.5%       94.3%
  Trexler Park                       249     3/15/2000      $ 944       92.3%       93.2%
  Valley View                        176      9/23/97       $ 766       90.6%       95.0%
  Village Square                     128      9/23/97       $ 828       96.2%       93.1%
  William Henry                      363     3/15/2000     $ 1,024      90.7%       88.7%
      Total Philadelphia Region    6,200                     $ 873       93.2%       93.3%

Detroit, Michigan Region
  Bayberry Place                     120     9/30/2000      $ 797       90.1%       95.0%
  Canterbury Square                  336      10/29/97      $ 739       93.3%       94.2%
  Carriage Hill                      168     9/29/1998      $ 772       94.5%       94.3%
  Carriage Park                      256     9/29/1998      $ 735       92.2%       96.7%
  Charter Square                     492      10/29/97      $ 834       92.5%       94.9%
  Cherry Hill Club                   165      7/7/1998      $ 651       93.1%       92.2%
  Cherry Hill Village                224     9/29/1998      $ 721       90.7%       91.8%
  Deerfield Woods                    144     3/22/2000      $ 786       97.5%       95.6%
  Fordham Green                      146      10/29/97      $ 874       90.3%       95.1%
  Golfview Manor                     44       10/29/97      $ 567       97.5%       93.9%
  Greentrees                         288      10/29/97      $ 654       95.5%       93.7%
  Hampton Court                      182     9/30/2000      $ 668       88.3%       83.2%
  Kingsley                           328      10/29/97      $ 692       90.1%       89.2%
  Macomb Manor                       217     3/22/2000      $ 685       95.4%       96.5%
  Oak Park Manor                     298      10/29/97      $ 802       93.7%       91.3%
  Parkview Gardens                   484      10/29/97      $ 621       93.9%       94.7%
  Scotsdale                          376     11/26/1997     $ 693       92.6%       97.6%
  Southpointe Square                 224      10/29/97      $ 652       91.3%       91.8%
  Springwells Park                   303      4/8/1999      $ 999       90.2%       92.8%
  Stephenson House                   128      10/29/97      $ 684       88.2%       93.5%
  The Lakes                          434     11/5/1999      $ 903       88.8%       88.5%
  Woodland Gardens                   337      10/29/97      $ 760       93.5%       95.3%
     Total Detroit Region         5,694                     $ 751       92.2%       93.2%

Indiana Region
  Candlewood Apartments              310     2/10/1998      $ 693       90.5%       90.5%
  Maple Lane                         396      7/9/1999      $ 658       91.8%       84.5%
     Total Indiana Region            706                    $ 673       91.2%       87.2%

Suburban Washington DC Region
  Braddock Lee                       254     3/16/1998     $ 1,045      92.3%       93.7%
  East Meadow                        150      8/1/2000     $ 1,146      93.4%       96.2%
  Elmwood Terrace                    504     6/30/2000      $ 766       93.4%       94.0%
  Orleans Village                    851     11/16/2000    $ 1,138      93.2%       96.3%
  Park Shirlington                   294     3/16/1998     $ 1,086      94.9%       96.1%
  Pavilion Apartments                432      7/1/1999     $ 1,328      93.0%       90.2%
  Seminary Hill                      296      7/1/1999     $ 1,093      91.7%       94.7%
  Seminary Towers                    548      7/1/1999     $ 1,098      90.4%       95.2%
  The Manor - MD                     435     8/31/2001     $ 1,055      95.1%        n/a
  The Manor - VA                     198     2/19/1999      $ 887       92.5%       92.9%
  Virginia Village                   344     5/31/2001     $ 1,099      93.6%       93.8%
  Wellington Lakes                   160     10/24/2001     $ 720       88.0%        n/a
  Wellington Woods                   114     10/24/2001     $ 727       93.7%        n/a
      Total Suburban
        Washington DC Region       4,580                   $ 1,053      92.9%       94.4%

Connecticut Region
  Apple Hill                         498     3/27/1998      $ 994       95.9%       92.6%
     Total Connecticut Region        498                    $ 994       95.9%       92.6%

Baltimore Region
  Bonnie Ridge                       966      7/1/1999      $ 951       94.0%       93.4%
  Brittany Place                     591     8/22/2002      $ 944       97.7%        n/a
  Canterbury Apartments              618     7/16/1999      $ 736       95.2%       96.4%
  Carriage House                     50      4/30/1998      $ 610       92.6%       95.3%
  Cider Mill                         864     9/27/2002      $ 810      100.0%        n/a
  Country Village                    344     4/30/1998      $ 741       93.5%       90.1%
  Falcon Crest                       396     7/16/1999      $ 807       89.8%       91.2%
  Fenland Field                      234      8/1/2001      $ 918       93.9%        n/a
  Gateway Village                    132     7/16/1999      $ 992       94.4%       96.2%
  Mill Towne Village Apts            384     5/31/2001      $ 678       90.9%       91.5%
  Morningside Heights              1,050     4/30/1998      $ 737       89.7%       94.5%
  Owings Run                         504     7/16/1999      $ 967       91.5%       92.9%
  Selford Townhomes                  102     7/16/1999     $ 1,016      94.3%       91.4%
  Shakespeare Park                   82      7/16/1999      $ 610       98.8%       98.5%
  Tamarron Apartments                132     7/16/1999     $ 1,013      98.2%       96.1%
  Timbercroft Townhomes              284     7/16/1999      $ 671       99.0%       99.2%
  Village Square Townhomes           370     7/16/1999      $ 874       97.3%       95.0%
  Woodholme Manor                    176     3/31/2001      $ 602       95.4%       94.0%
     Total Baltimore Region        7,279                   $ 1,032      93.3%       94.0%

Illinois Region
  Blackhawk                          371     10/20/2000     $ 838       95.2%       96.6%
  Courtyards Village                 224     8/29/2001      $ 809       89.8%        n/a
  Cypress Place                      192     12/27/2000     $ 905       93.0%       94.2%
  The Colony                         783      9/1/1999      $ 846       90.4%       94.7%
  The New Colonies                   672     6/23/1998      $ 684       94.7%       94.8%
     Total Illinois Region         2,242                    $ 797       92.5%       95.1%

Maine Region
  Mill Co. Gardens                    95      7/7/1998      $ 635       97.7%       97.8%
  Redbank Village                    500      7/7/1998      $ 711       93.7%       92.7%
     Total Maine Region              595                    $ 699       94.3%       93.4%

Ohio Region
  Weston Gardens                     242      7/7/1998      $ 536       82.3%       82.2%
     Total Ohio Region               242                    $ 536       82.3%       82.2%

Delaware Region
   Home Properties of Newark         432     7/16/1999      $ 712       92.1%       83.8%
     Total Delaware Region           432                    $ 712       92.1%       83.8%




TOTAL OWNED PORTFOLIO             41,199                    $ 875       93.2%        n/a
TOTAL CORE PORTFOLIO              34,540                    $ 846       93.1%       93.7%


                  THIRD QUARTER 2002
                                            Q3 '02 versus Q3 '01
                                                     % GROWTH
                                      ----------------------------------
                                      Rental       Rental         NOI       Qtr '02          %
                                       RATES         REVS.        W/ G&A   % NOI W/ G&A     #UNITS
                                       -----         -----        ------   ------------     ------

Rochester, NY Region:
  1600 East Avenue                      0.8%         3.7%         28.7%
  1600 Elmwood                          2.0%         4.4%          6.7%
  Brook Hill                            3.6%         -1.8%        -2.7%
  Newcastle Apartments                  1.0%         -4.8%        -20.5%
  Northgate Manor                      -0.1%         4.2%         18.1%
  Perinton Manor                        1.3%         3.1%          7.4%
  Pines of Perinton                     0.4%         1.1%         -7.9%
  Riverton Knolls                       0.9%         -5.5%        -8.1%
  Spanish Gardens                       2.7%         0.3%         -2.3%
  The Meadows                           5.2%         5.4%         17.9%
  Woodgate                              4.3%         0.6%         -11.9%
      Total Rochester Region            1.6%         0.8%          0.6%        4.8%          5.9%

Boston Region:
  Gardencrest                           n/a           n/a          n/a
      Total Boston Region               n/a           n/a          n/a         2.4%          1.7%

Buffalo, NY Region:
  Emerson Square                        5.0%         4.8%          0.4%
  Idylwood                              4.1%         1.2%         -3.1%
  Paradise Lane                         5.6%         1.7%         -6.4%
  Raintree Island                       5.6%         2.1%         -3.8%
      Total Buffalo Region              4.9%         1.8%         -3.8%        2.5%          4.0%

Syracuse, NY Region:
  Candlewood Gardens                    5.5%         2.8%          5.6%
  Fairview Heights                      8.5%         4.6%         -2.6%
  Harborside Manor                      3.0%         1.5%          5.7%
  Pearl Street                          3.8%         8.7%          7.0%
  Village Green (inclu Fairways)        3.2%         -1.9%         1.6%
  Westminster Place                     5.1%         5.6%         -3.3%
      Total Syracuse Region             4.7%         2.0%          1.2%        2.2%          3.3%

Long Island, NY Region
  Bayview / Colonial                   13.0%         13.6%        11.5%
  Cambridge Village                     n/a           n/a          n/a
  Coventry Village                      5.7%         6.6%         23.4%
  Devonshire Hills                      n/a           n/a          n/a
  East Winds                           12.0%         13.9%        21.6%
  Hawthorne Consolidation               n/a           n/a          n/a
  Heritage Square                       n/a           n/a          n/a
  Holiday/Muncy Consolidation            n/a           n/a          n/a
  Lake Grove Apartments                 7.4%         8.0%         16.5%
  Maple Tree                            7.8%         9.9%         23.0%
  Mid- Island Estates                   6.9%         6.4%         11.8%
  Rider Terrace                         9.4%         14.9%        -0.9%
  South Bay Manor                      14.5%         28.9%        36.0%
  Southern Meadows                      7.2%         5.0%         -0.4%
  Stratford Greens                      n/a           n/a          n/a
  Terry Apartments                      6.5%         4.2%         -1.9%
  Westwood Village                      n/a           n/a          n/a
  Woodmont Village Apts                 n/a           n/a          n/a
  Yorkshire Village Apts                n/a           n/a          n/a
      Total Long Island Region          8.2%         8.3%         10.4%       12.9%          8.3%

Hudson Valley, NY Region
  Carriage Hill                        13.1%         10.9%        12.1%
  Cornwall Park                        10.2%         9.7%          7.0%
  Lakeshore Villas                      10.7%         10.5%        11.9%
  Patricia                              10.8%         13.9%        28.0%
  Sunset Gardens                         8.2%         9.3%         26.2%
      Total Hudson Valley Region       10.5%         10.7%        16.7%        2.0%          1.7%

New Jersey Region
  East Hill Gardens                    11.7%         15.5%         6.3%
  Lakeview                              8.7%         7.0%          6.9%
  Oak Manor                            11.0%         7.9%         12.6%
  Pleasant View                          5.0%         3.8%          4.0%
  Pleasure Bay                           7.5%         12.8%        29.6%
  Royal Gardens Apartments               6.0%         6.5%          4.6%
  Wayne Village                         8.8%         9.3%         16.4%
  Windsor Realty                         7.6%         16.8%        49.6%
      Total New Jersey Region            6.5%         6.6%          8.9%        8.1%          6.1%

Philadelphia Region
  Arbor Crossing                         4.9%         5.7%         14.1%
  Beechwood Gardens                      6.7%         6.8%         -3.5%
  Castle Club                            5.1%         4.7%          0.6%
  Cedar Glen                             9.4%         9.7%         -26.8%
  Chesterfield                           3.3%         8.5%         10.1%
  Curren Terrace                         5.4%         6.1%         -0.5%
  Executive House                        3.9%         2.9%         -6.3%
  Glen Brook                             5.1%         3.9%         -0.5%
  Glen Manor                             2.1%         -0.6%        -20.5%
  Golf Club                              5.9%         4.4%          0.2%
  Green Acres                            n/a           n/a          n/a
  Hill Brook Place                       8.5%         6.2%          5.2%
  Home Properties of Bryn Mawr           5.2%         4.5%          6.1%
  Home Properties of Devon               5.1%         3.1%          1.3%
  New Orleans Park                       4.3%         7.8%         12.1%
  Racquet Club                           3.7%         4.2%          2.7%
  Racquet Club South                     6.5%         8.5%         15.8%
  Ridley Brook                           5.2%         4.1%          6.3%
  Sherry Lake                            5.4%         6.0%          0.6%
  Springwood Garden                     -2.9%         -1.5%        -0.9%
  The Landings                           5.2%         3.1%         -0.3%
  Trexler Park                           2.3%         1.3%          5.4%
  Valley View                            4.6%         -0.2%        14.8%
  Village Square                         2.4%         5.8%          7.4%
  William Henry                          5.1%         7.4%          3.7%
      Total Philadelphia Region           4.8%         4.6%          2.5%       15.7%         15.0%

Detroit, Michigan Region
  Bayberry Place                         2.7%         -2.6%        -17.5%
  Canterbury Square                     -1.6%         -2.6%        -13.1%
  Carriage Hill                         -0.5%         -0.2%        -9.5%
  Carriage Park                          3.1%         -1.7%        -7.2%
  Charter Square                         0.1%         -2.4%        -4.2%
  Cherry Hill Club                       4.3%         5.3%         11.1%
  Cherry Hill Village                    2.7%         1.5%         -13.4%
  Deerfield Woods                        3.8%         5.9%          5.7%
  Fordham Green                          3.8%         -1.4%        -1.9%
  Golfview Manor                         6.3%         10.3%         6.1%
  Greentrees                             0.7%         2.7%         11.1%
  Hampton Court                          8.6%         15.1%        27.2%
  Kingsley                               0.7%         1.6%          2.5%
  Macomb Manor                           4.7%         3.6%          1.0%
  Oak Park Manor                         8.8%         11.6%        44.3%
  Parkview Gardens                       4.8%         3.9%          2.5%
  Scotsdale                              2.4%         -2.8%        -3.4%
  Southpointe Square                     3.0%         2.4%          3.7%
  Springwells Park                       3.3%         0.4%         -7.4%
  Stephenson House                       2.0%         -3.8%        -9.0%
  The Lakes                             -1.9%         -1.6%        -2.4%
  Woodland Gardens                       2.3%         0.4%          5.9%
     Total Detroit Region                2.3%         1.1%          0.2%       10.9%         13.8%

Indiana Region
  Candlewood Apartments                 -0.2%         -0.2%        26.8%
  Maple Lane                             2.1%         10.8%        42.6%
     Total Indiana Region                1.0%         5.6%         34.5%        1.3%          1.7%

Suburban Washington DC Region
  Braddock Lee                           8.1%         6.5%          2.1%
  East Meadow                           -1.9%         -4.6%        -2.0%
  Elmwood Terrace                        7.6%         6.9%         11.4%
  Orleans Village                        7.8%         4.3%         19.1%
  Park Shirlington                       9.1%         7.8%          5.2%
  Pavilion Apartments                    7.0%         10.2%        -4.9%
  Seminary Hill                          7.5%         4.0%          3.2%
  Seminary Towers                        6.4%         1.1%         -5.8%
  The Manor - MD                         n/a           n/a          n/a
  The Manor - VA                         1.1%         0.7%         -9.4%
  Virginia Village                       5.7%         5.6%         -18.8%
  Wellington Lakes                       n/a           n/a          n/a
  Wellington Woods                       n/a           n/a          n/a
      Total Suburban
        Washington DC Region             6.6%         4.8%          1.7%       13.6%         11.1%

Connecticut Region
  Apple Hill                             7.8%         11.6%        13.8%
     Total Connecticut Region            7.8%         11.6%        13.8%        1.5%          1.2%

Baltimore Region
  Bonnie Ridge                           7.0%         7.7%         13.0%
  Brittany Place                         n/a           n/a          n/a
  Canterbury Apartments                  7.2%         5.9%          7.6%
  Carriage House                         3.7%         0.8%         -7.1%
  Cider Mill                             n/a           n/a          n/a
  Country Village                        1.7%         5.5%         13.4%
  Falcon Crest                           7.7%         6.0%          3.6%
  Fenland Field                          n/a           n/a          n/a
  Gateway Village                        9.6%         7.6%          8.3%
  Mill Towne Village Apts               16.0%         15.3%        21.6%
  Morningside Heights                    8.6%         3.0%          0.3%
  Owings Run                             3.5%         1.9%         -3.0%
  Selford Townhomes                      7.0%         10.3%        17.0%
  Shakespeare Park                       1.7%         1.9%         -10.1%
  Tamarron Apartments                    7.7%         10.1%        16.9%
  Timbercroft Townhomes                  4.3%         4.1%         -11.7%
  Village Square Townhomes              10.4%         13.0%        18.1%
  Woodholme Manor                        9.0%         10.7%        30.4%
     Total Baltimore Region              7.3%         6.5%          7.2%       15.9%         17.7%

Illinois Region
  Blackhawk                              4.2%         2.7%          1.9%
  Courtyards Village                     n/a           n/a          n/a
  Cypress Place                          6.6%         5.2%         -0.2%
  The Colony                             0.7%         -3.8%        -11.4%
  The New Colonies                       5.3%         5.2%         -8.3%
     Total Illinois Region               3.3%         0.9%         -6.9%        4.1%          5.4%

Maine Region
  Mill Co. Gardens                       5.0%         4.9%         -2.4%
  Redbank Village                        6.4%         7.6%          5.4%
     Total Maine Region                  6.2%         7.2%          4.2%        1.3%          1.4%

Ohio Region
  Weston Gardens                        -2.5%         -2.4%        -48.1%
     Total Ohio Region                  -2.5%         -2.4%        -48.1%       0.1%          0.6%

Delaware Region
   Home Properties of Newark             3.2%         13.5%        20.4%
     Total Delaware Region               3.2%         13.5%        20.4%        0.8%          1.0%




TOTAL OWNED PORTFOLIO                     n/a          n/a           n/a      100.0%        100.0%
TOTAL CORE PORTFOLIO                     5.0%         4.4%          4.0%


                                                          HOME PROPERTIES OWNED COMMUNITIES RESULTS

          September YTD



                                    # of     Date       YTD '02      YTD '02    Year Ago
                                    APTS.    ACQU.      RENT/MO.     OCCUP.      OCCUP.
                                    -----    -----      -------      ------      ------

Rochester, NY Region:
  1600 East Avenue                   164    9/18/97     $ 1,343       71.2%       75.6%
  1600 Elmwood                       210   Original      $ 874        94.7%       93.5%
  Brook Hill                         192      IPO        $ 877        89.7%       94.5%
  Newcastle Apartments               197   Original      $ 754        86.6%       93.1%
  Northgate Manor                    224    11/3/94      $ 675        89.3%       87.3%
  Perinton Manor                     224   Original      $ 810        91.8%       94.5%
  Pines of Perinton                  508    9/29/98      $ 522        97.1%       97.1%
  Riverton Knolls                    240   Original      $ 853        80.0%       87.0%
  Spanish Gardens                    220      IPO        $ 683        89.0%       93.6%
  The Meadows                        113   Original      $ 695        95.2%       96.6%
  Woodgate                           120   6/30/1997     $ 791        93.0%       95.9%
      Total Rochester Region       2,412                 $ 766        88.2%       91.0%

Boston Region:
  Gardencrest                        696   6/28/2002    $ 1,013       96.0%        n/a
      Total Boston Region            696                $ 1,013       96.0%        n/a

Buffalo, NY Region:
  Emerson Square                      96   10/15/97      $ 621        98.1%       97.8%
  Idylwood                           720    1/1/95       $ 641        90.9%       96.2%
  Paradise Lane                      324   10/15/97      $ 658        91.8%       96.5%
  Raintree Island                    504   Original      $ 683        92.5%       97.2%
      Total Buffalo Region         1,644                 $ 656        92.0%       96.7%

Syracuse, NY Region:
  Candlewood Gardens                 126    1/1/96       $ 563        91.9%       95.5%
  Fairview Heights                   211   Original      $ 860        91.0%       92.9%
  Harborside Manor                   281    9/30/94      $ 642        94.1%       93.4%
  Pearl Street                        60    5/17/95      $ 554        90.9%       81.8%
  Village Green (inclu Fairways)     448   12/19/94      $ 670        85.1%       90.1%
  Westminster Place                  240    1/1/96       $ 641        94.7%       95.5%
      Total Syracuse Region        1,366                 $ 674        90.4%       92.3%

Long Island, NY Region
  Bayview / Colonial                 160   11/1/2000     $ 981        95.5%       93.0%
  Cambridge Village                   82   3/1/2002     $ 1,162       96.8%        n/a
  Coventry Village                    94    7/31/98     $ 1,159       97.8%       97.5%
  Devonshire Hills                   297   7/16/2001    $ 1,623       89.0%        n/a
  East Winds                          96   11/1/2000     $ 993        92.7%       88.4%
  Hawthorne Consolidation            434   4/4/2002     $ 1,114       84.9%        n/a
  Heritage Square                     80   4/4/2002     $ 1,141       96.7%        n/a
  Holiday/Muncy Consolidation        143   5/31/2002     $ 880        97.5%        n/a
  Lake Grove Apartments              368    2/3/97      $ 1,210       97.2%       97.0%
  Maple Tree                          84   11/1/2000    $ 1,023       96.9%       89.5%
  Mid- Island Estates                232    7/1/97      $ 1,022       97.1%       97.5%
  Rider Terrace                       24   11/1/2000    $ 1,001       99.0%       94.9%
  South Bay Manor                     61   9/11/2000    $ 1,256       87.5%       74.3%
  Southern Meadows                   452   6/29/2001    $ 1,225       95.5%        n/a
  Stratford Greens                   359   3/1/2002     $ 1,189       92.0%        n/a
  Terry Apartments                    65  11/1/2000     $   978       92.4%       95.9%
  Westwood Village                   242   3/1/2002     $ 1,596       95.6%        n/a
  Woodmont Village Apts               96   3/1/2002     $ 1,052       94.0%        n/a
  Yorkshire Village Apts              40   3/1/2002     $ 1,228       93.7%        n/a
      Total Long Island Region     3,409                $ 1,367       93.7%       94.5%

Hudson Valley, NY Region
  Carriage Hill                      140    7/17/96     $ 1,067       94.8%       97.1%
  Cornwall Park                       75    7/17/96     $ 1,520       94.5%       92.5%
  Lakeshore Villas                   152    7/17/96      $ 887        93.4%       94.3%
  Patricia                           100    7/7/98      $ 1,135       96.5%       97.3%
  Sunset Gardens                     217    7/17/96      $ 766        96.8%       94.9%
      Total Hudson Valley Region     684                 $ 991        95.2%       95.3%

New Jersey Region
  East Hill Gardens                   33     7/7/98      $ 1,194       95.6%       93.2%
  Lakeview                           106     7/7/98       $ 986        97.0%       98.4%
  Oak Manor                           77     7/7/98      $ 1,461       95.6%       98.1%
  Pleasant View                    1,142     7/7/98       $ 930        92.7%       95.1%
  Pleasure Bay                       270     7/7/98       $ 793        97.2%       94.8%
  Royal Gardens Apartments           550    5/28/97      $ 949        96.5%       97.4%
  Wayne Village                      275    7/7/98      $ 1,013       96.5%       96.9%
  Windsor Realty                      67     7/7/98       $ 949        97.2%       93.3%
      Total New Jersey Region      2,520                 $ 951        94.8%       96.0%

Philadelphia Region
  Arbor Crossing                     134   7/28/1999     $ 736        94.2%       93.9%
  Beechwood Gardens                  160   7/7/1998      $ 720        96.2%       92.8%
  Castle Club                        158   3/15/2000     $ 780        97.6%       97.6%
  Cedar Glen                         110   3/3/1998      $ 581        91.6%       90.8%
  Chesterfield                       247    9/23/97      $ 798        95.5%       93.7%
  Curren Terrace                     318    9/23/97      $ 840        91.6%       92.7%
  Executive House                    100    9/23/97      $ 860        96.4%       96.4%
  Glen Brook                         173   7/28/1999     $ 711        95.3%       96.4%
  Glen Manor                         174    9/23/97      $ 697        91.5%       94.7%
  Golf Club                          399   3/15/2000     $ 963        88.4%       92.3%
  Green Acres                        212   3/1/2002      $ 736        94.9%        n/a
  Hill Brook Place                   274   7/28/1999     $ 753        95.5%       96.8%
  Home Properties of Bryn Mawr       316   3/15/2000    $ 1,001       89.1%       90.7%
  Home Properties of Devon           628   3/15/2000    $ 1,056       89.2%       92.8%
  New Orleans Park                   308    9/23/97      $ 737        94.0%       93.4%
  Racquet Club                       467    7/7/98       $ 881        96.2%       95.9%
  Racquet Club South                 103   5/27/1999     $ 773        95.1%       95.8%
  Ridley Brook                       244   7/28/1999     $ 751        96.9%       97.9%
  Sherry Lake                        298    7/23/98     $ 1,014       95.5%       96.4%
  Springwood Garden                  77     9/23/97      $ 649        89.5%       89.0%
  The Landings                       384   11/25/96      $ 908        90.5%       94.9%
  Trexler Park                       249   3/15/2000     $ 945        87.7%       93.5%
  Valley View                        176    9/23/97      $ 758        91.4%       94.2%
  Village Square                     128    9/23/97      $ 828        91.9%       92.6%
  William Henry                      363   3/15/2000    $ 1,013       88.7%       88.5%
      Total Philadelphia Region    6,200                 $ 872        92.2%       93.7%

Detroit, Michigan Region
  Bayberry Place                     120   9/30/2000     $ 789        94.0%       93.0%
  Canterbury Square                  336   10/29/97      $ 754        91.1%       94.9%
  Carriage Hill                      168   9/29/1998     $ 768        93.8%       96.5%
  Carriage Park                      256   9/29/1998     $ 730        93.8%       96.5%
  Charter Square                     492   10/29/97      $ 848        90.0%       93.4%
  Cherry Hill Club                   165   7/7/1998      $ 645        92.9%       94.4%
  Cherry Hill Village                224   9/29/1998     $ 716        90.2%       92.5%
  Deerfield Woods                    144   3/22/2000     $ 785        95.8%       97.8%
  Fordham Green                      146   10/29/97      $ 854        94.6%       93.3%
  Golfview Manor                     44    10/29/97      $ 561        97.3%       95.7%
  Greentrees                         288   10/29/97      $ 662        90.6%       95.8%
  Hampton Court                      182   9/30/2000     $ 654        92.0%       89.2%
  Kingsley                           328   10/29/97      $ 688        89.8%       91.1%
  Macomb Manor                       217   3/22/2000     $ 675        96.0%       96.5%
  Oak Park Manor                     298   10/29/97      $ 786        92.1%       94.7%
  Parkview Gardens                   484   10/29/97      $ 615        94.9%       94.4%
  Scotsdale                          376  11/26/1997     $ 693        92.7%       97.5%
  Southpointe Square                 224   10/29/97      $ 646        89.7%       94.8%
  Springwells Park                   303   4/8/1999     $ 1,000       88.9%       94.2%
  Stephenson House                   128   10/29/97      $ 677        91.1%       92.2%
  The Lakes                          434   11/5/1999     $ 901        86.9%       90.8%
  Woodland Gardens                   337   10/29/97      $ 764        89.8%       96.4%
     Total Detroit Region          5,694                 $ 749        91.4%       94.2%

Indiana Region
  Candlewood Apartments              310   2/10/1998     $ 688        90.0%       89.5%
  Maple Lane                         396   7/9/1999      $ 649        88.3%       83.2%
     Total Indiana Region            706                 $ 666        89.0%       86.1%

Suburban Washington DC Region
  Braddock Lee                       254   3/16/1998    $ 1,029       94.6%       94.8%
  East Meadow                        150   8/1/2000     $ 1,173       93.9%       97.1%
  Elmwood Terrace                    504   6/30/2000     $ 759        92.6%       91.1%
  Orleans Village                    851  11/16/2000    $ 1,126       91.8%       97.2%
  Park Shirlington                   294   3/16/1998    $ 1,068       95.3%       96.9%
  Pavilion Apartments                432   7/1/1999     $ 1,316       88.9%       91.7%
  Seminary Hill                      296   7/1/1999     $ 1,082       92.6%       93.9%
  Seminary Towers                    548   7/1/1999     $ 1,091       90.6%       94.2%
  The Manor - MD                     435   8/31/2001    $ 1,034       94.1%        n/a
  The Manor - VA                     198   2/19/1999     $ 894        91.6%       96.0%
  Virginia Village                   344   5/31/2001    $ 1,090       89.7%        n/a
  Wellington Lakes                   160  10/24/2001     $ 701        89.4%        n/a
  Wellington Woods                   114  10/24/2001     $ 707        94.7%        n/a
      Total Suburban
        Washington DC Region       4,580                $ 1,042       91.9%       94.7%

Connecticut Region
  Apple Hill                         498   3/27/1998     $ 985        92.5%       95.6%
     Total Connecticut Region
                                     498                 $ 985        92.5%       95.6%

Baltimore Region
  Bonnie Ridge                       966   7/1/1999      $ 938        92.2%       94.0%
  Brittany Place                     591   8/22/2002     $ 944         n/a         n/a
  Canterbury Apartments              618   7/16/1999     $ 724        95.8%       96.5%
  Carriage House                      50   4/30/1998     $ 610        88.0%       94.1%
  Cider Mill                         864   9/27/2002     $ 810         n/a         n/a
  Country Village                    344   4/30/1998     $ 735        91.3%       92.1%
  Falcon Crest                       396   7/16/1999     $ 801        90.9%       94.5%
  Fenland Field                      234   8/1/2001      $ 887        93.7%        n/a
  Gateway Village                    132   7/16/1999     $ 975        94.9%       97.2%
  Mill Towne Village Apts            384   5/31/2001     $ 660        90.0%        n/a
  Morningside Heights              1,050   4/30/1998     $ 724        89.3%       95.1%
  Owings Run                         504   7/16/1999     $ 964        87.8%       92.1%
  Selford Townhomes                  102   7/16/1999    $1,004       90.9%       93.7%
  Shakespeare Park                   82    7/16/1999     $ 607        99.8%       99.2%
  Tamarron Apartments                132   7/16/1999     $ 998        98.8%       96.9%
  Timbercroft Townhomes              284   7/16/1999     $ 652        99.2%       98.5%
  Village Square Townhomes           370   7/16/1999     $ 853        97.6%       96.6%
  Woodholme Manor                    176   3/31/2001     $ 588        94.1%        n/a
     Total Baltimore Region        7,279                $1,002       92.4%       94.8%

Illinois Region
  Blackhawk                          371  10/20/2000     $ 835        94.2%       96.4%
  Courtyards Village                 224   8/29/2001     $ 813        92.5%        n/a
  Cypress Place                      192  12/27/2000     $ 890        93.9%       96.9%
  The Colony                         783   9/1/1999      $ 856        89.8%       94.8%
  The New Colonies                   672   6/23/1998     $ 678        93.5%       94.3%
     Total Illinois Region         2,242                 $ 798        92.2%       95.2%

Maine Region
  Mill Co. Gardens                   95    7/7/1998      $ 630        96.8%       97.8%
  Redbank Village                    500   7/7/1998      $ 696        93.9%       94.8%
     Total Maine Region              595                 $ 685        94.3%       95.3%

Ohio Region
  Weston Gardens                     242   7/7/1998      $ 556        80.2%       86.8%
     Total Ohio Region               242                 $ 556        80.2%       86.8%

Delaware Region
   Home Properties of Newark         432   7/16/1999     $ 702        90.9%       82.3%
     Total Delaware Region           432                 $ 702        90.9%       82.3%


TOTAL OWNED PORTFOLIO             41,199                 $  861       92.2%        n/a
TOTAL CORE PORTFOLIO              34,540                 $  839       92.1%       94.0%




          September YTD
                                       YTD '02 versus YTD '01
                                              % GROWTH
                                   -------------------------------
                                   Rental       Rental         NOI      YTD '02          %
                                   RATES        REVS.                   %NOI W/G&A     #UNITS
                                   -----        -----          ---     ----------     ------

Rochester, NY Region:
  1600 East Avenue                  0.8%         -5.1%         5.4%
  1600 Elmwood                      2.5%         3.8%          4.8%
  Brook Hill                        2.3%         -2.9%         4.8%
  Newcastle Apartments              2.0%         -5.1%        -7.7%
  Northgate Manor                   0.6%         3.0%          9.6%
  Perinton Manor                    2.9%         -0.2%         0.3%
  Pines of Perinton                 0.1%         0.1%         -3.8%
  Riverton Knolls                   0.6%         -7.5%        -9.7%
  Spanish Gardens                   3.0%         -2.0%        -7.5%
  The Meadows                       4.8%         3.2%          8.6%
  Woodgate                          4.9%         1.8%          1.8%
      Total Rochester Region        1.8%         -1.3%        -0.4%       4.7%          5.9%

Boston Region:
  Gardencrest                       n/a           n/a          n/a
      Total Boston Region           n/a           n/a          n/a        0.9%          1.7%

Buffalo, NY Region:
  Emerson Square                    5.4%         5.8%          8.1%
  Idylwood                          4.4%         -1.4%        -2.6%
  Paradise Lane                     5.6%         0.6%         -0.1%
  Raintree Island                   5.9%         0.8%          4.4%
      Total Buffalo Region          5.2%         0.1%          0.6%       2.5%          4.0%

Syracuse, NY Region:
  Candlewood Gardens                5.1%         1.1%         -9.8%
  Fairview Heights                  7.7%         5.6%         -1.4%
  Harborside Manor                  4.3%         5.1%         22.7%
  Pearl Street                      4.3%         15.9%        46.7%
  Village Green (inclu Fairways)    3.2%         -2.5%        -7.9%
  Westminster Place                 5.7%         4.8%          2.4%
      Total Syracuse Region         4.9%         2.7%          2.1%       2.3%          3.3%

Long Island, NY Region
  Bayview / Colonial               15.5%         18.6%        44.5%
  Cambridge Village                 n/a           n/a          n/a
  Coventry Village                  7.3%         7.6%         26.5%
  Devonshire Hills                  n/a           n/a          n/a
  East Winds                       14.7%         20.3%        36.0%
  Hawthorne Consolidation           n/a           n/a          n/a
  Heritage Square                   n/a           n/a          n/a
  Holiday/Muncy Consolidation       n/a           n/a          n/a
  Lake Grove Apartments             9.9%         10.0%        18.3%
  Maple Tree                       10.5%         19.7%        44.4%
  Mid- Island Estates               8.1%         7.7%         19.9%
  Rider Terrace                    10.7%         15.4%         7.1%
  South Bay Manor                  19.9%         41.3%        146.0%
  Southern Meadows                  n/a           n/a          n/a
  Stratford Greens                  n/a           n/a          n/a
  Terry Apartments                 10.3%         6.2%         10.3%
  Westwood Village                  n/a           n/a          n/a
  Woodmont Village Apts             n/a           n/a          n/a
  Yorkshire Village Apts            n/a           n/a          n/a
      Total Long Island Region     10.9%         12.9%        27.2%      11.9%          8.3%

Hudson Valley, NY Region
  Carriage Hill                    15.8%         12.9%        21.6%
  Cornwall Park                    11.3%         13.7%        16.1%
  Lakeshore Villas                 10.1%         8.9%         14.7%
  Patricia                         13.6%         12.7%        20.0%
  Sunset Gardens                   10.2%         12.4%        33.9%
      Total Hudson Valley Region   12.1%         12.1%        21.6%       1.9%          1.7%

New Jersey Region
  East Hill Gardens                 15.9%         18.9%        20.1%
  Lakeview                           8.8%         7.2%         13.0%
  Oak Manor                         11.5%         8.6%         14.5%
  Pleasant View                      7.3%         4.5%          4.7%
  Pleasure Bay                       9.5%         12.2%        23.3%
  Royal Gardens Apartments          6.8%         5.8%          2.9%
  Wayne Village                     9.2%         8.8%         19.4%
  Windsor Realty                     8.4%         12.9%        33.0%
      Total New Jersey Region       8.0%         6.7%          9.0%       8.0%          6.1%

Philadelphia Region
  Arbor Crossing                    5.8%         6.1%          8.8%
  Beechwood Gardens                 6.4%         10.4%        18.3%
  Castle Club                       6.4%         6.4%         11.5%
  Cedar Glen                       13.5%         14.6%         7.9%
  Chesterfield                      5.1%         7.2%         12.4%
  Curren Terrace                    5.9%         4.6%          0.2%
  Executive House                   4.0%         4.0%         -0.2%
  Glen Brook                        5.9%         4.7%          3.1%
  Glen Manor                        5.0%         1.5%         -4.6%
  Golf Club                         9.4%         4.8%          4.7%
  Green Acres                       n/a           n/a          n/a
  Hill Brook Place                  9.1%         7.6%         10.9%
  Home Properties of Bryn Mawr      8.7%         6.7%         10.4%
  Home Properties of Devon          7.5%         3.3%          2.5%
  New Orleans Park                  5.7%         6.4%         16.4%
  Racquet Club                      5.1%         5.4%          9.5%
  Racquet Club South                7.5%         6.7%          8.6%
  Ridley Brook                      6.1%         5.1%          9.5%
  Sherry Lake                       7.7%         6.8%          9.2%
  Springwood Garden                -1.8%         -1.2%         4.1%
  The Landings                      6.9%         2.0%          5.6%
  Trexler Park                      5.7%         -0.9%         1.0%
  Valley View                       5.5%         2.3%         23.2%
  Village Square                    5.0%         4.2%          5.3%
  William Henry                     8.0%         8.1%          5.8%
      Total Philadelphia Region     6.8%         5.0%          6.9%      16.1%         15.0%

Detroit, Michigan Region
  Bayberry Place                    4.3%         5.4%         -4.5%
  Canterbury Square                 1.7%         -2.4%        -7.4%
  Carriage Hill                     1.5%         -1.3%        -2.6%
  Carriage Park                     4.2%         1.3%          0.0%
  Charter Square                    3.5%         -0.3%        -0.6%
  Cherry Hill Club                  5.1%         3.5%          1.5%
  Cherry Hill Village               3.9%         1.3%          1.1%
  Deerfield Woods                   5.5%         3.4%          2.0%
  Fordham Green                     3.1%         4.6%          8.6%
  Golfview Manor                    6.5%         8.3%          9.6%
  Greentrees                        3.6%         -2.1%         6.4%
  Hampton Court                     9.1%         12.5%        32.0%
  Kingsley                          1.3%         -0.2%         0.4%
  Macomb Manor                      4.8%         4.2%         -0.6%
  Oak Park Manor                    9.4%         6.4%         11.4%
  Parkview Gardens                  4.3%         4.9%          4.5%
  Scotsdale                         3.8%         -1.3%        -1.0%
  Southpointe Square                3.5%         -2.0%         2.5%
  Springwells Park                  5.3%         -0.5%        -3.3%
  Stephenson House                  2.8%         1.6%         -7.4%
  The Lakes                        -0.7%         -5.0%        -11.5%
  Woodland Gardens                  4.6%         -2.6%        -8.7%
     Total Detroit Region           3.7%         0.6%         -0.6%      11.5%         13.8%

Indiana Region
  Candlewood Apartments             1.2%         1.8%         30.7%
  Maple Lane                        0.8%         7.0%         35.4%
     Total Indiana Region           1.0%         4.5%         33.1%       1.3%          1.7%

Suburban Washington DC Region
  Braddock Lee                     10.5%         10.3%        18.9%
  East Meadow                       5.7%         2.2%          7.1%
  Elmwood Terrace                   8.5%         10.3%        22.6%
  Orleans Village                  10.9%         4.8%         10.2%
  Park Shirlington                 11.2%         9.3%         15.8%
  Pavilion Apartments               9.0%         5.7%          0.5%
  Seminary Hill                    10.3%         8.7%         17.7%
  Seminary Towers                   9.3%         5.2%          6.3%
  The Manor - MD                    n/a           n/a          n/a
  The Manor - VA                    6.0%         1.1%          0.8%
  Virginia Village                  n/a           n/a          n/a
  Wellington Lakes                  n/a           n/a          n/a
  Wellington Woods                  n/a           n/a          n/a
      Total Suburban
        Washington DC Region        9.6%         6.3%         10.2%      14.4%         11.1%

Connecticut Region
  Apple Hill                       11.7%         8.1%          6.0%
     Total Connecticut Region
                                   11.7%         8.1%          6.0%       1.5%          1.2%

Baltimore Region
  Bonnie Ridge                      7.7%         5.7%         17.8%
  Brittany Place                    n/a           n/a          n/a
  Canterbury Apartments             7.7%         6.9%          6.5%
  Carriage House                    6.2%         -0.7%         2.0%
  Cider Mill                        n/a           n/a          n/a
  Country Village                   4.8%         3.8%          8.3%
  Falcon Crest                     10.7%         6.6%          5.5%
  Fenland Field                     n/a           n/a          n/a
  Gateway Village                  12.0%         9.4%         10.0%
  Mill Towne Village Apts           n/a           n/a          n/a
  Morningside Heights               9.7%         3.0%          4.3%
  Owings Run                        5.7%         0.7%         -2.8%
  Selford Townhomes                1.5%         8.1%         13.3%
  Shakespeare Park                 -0.2%         0.4%         -5.3%
  Tamarron Apartments               8.3%         10.3%        19.3%
  Timbercroft Townhomes             0.2%         0.8%         -2.6%
  Village Square Townhomes         11.2%         12.4%        15.6%
  Woodholme Manor                   n/a           n/a          n/a
     Total Baltimore Region        7.9%         5.2%          7.8%      16.0%         17.7%

Illinois Region
  Blackhawk                         6.2%         3.7%         -2.9%
  Courtyards Village                n/a           n/a          n/a
  Cypress Place                     7.2%         3.8%         -3.6%
  The Colony                        3.7%         -1.7%        -9.9%
  The New Colonies                  7.3%         6.4%          5.1%
     Total Illinois Region          5.5%         2.2%         -3.7%       4.6%          5.4%

Maine Region
  Mill Co. Gardens                  7.0%         5.8%          2.9%
  Redbank Village                   7.4%         6.3%          6.5%
     Total Maine Region             7.3%         6.2%          6.0%       1.4%          1.4%

Ohio Region
  Weston Gardens                    2.9%         -5.0%        -28.9%
     Total Ohio Region              2.9%         -5.0%        -28.9%      0.2%          0.6%

Delaware Region
   Home Properties of Newark        4.9%         15.9%        34.3%
     Total Delaware Region          4.9%         15.9%        34.3%       0.9%          1.0%


TOTAL OWNED PORTFOLIO                n/a          n/a           n/a      100.0%       100.0%
TOTAL CORE PORTFOLIO                6.7%         4.5%          6.0%


Home Properties of New York, Inc.
September 30, 2002 Supplemental Information

OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES


-----------------------------------------------------------------------------------------
                                                           3rd Qtr     2nd Qtr
REGION                                     % UNITS         2002         2002     VARIANCE
------                                     -------         ----         ----     --------

Mid-Atlantic (Baltimore/Washington)         28.8%           93.1%       92.4%       0.7%
New Jersey, Long Island, Hudson Valley      16.1%           95.8%       95.7%       0.1%
Philadelphia                                15.1%           93.2%       91.8%       1.4%
Detroit                                     13.8%           92.2%       92.5%      -0.3%
Upstate, NY                                 13.2%           91.7%       89.4%       2.3%
Chicago                                      5.4%           92.9%       91.5%       1.4%
Misc.                                        7.6%           92.2%       90.6%       1.6%
                                             ----           -----       -----       ----

Total                                      100.0%           93.1%       92.2%       0.9%
                                           ======           =====       =====       ====

-----------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------
                                                           3rd Qtr     3rd Qtr
REGION                                     % UNITS         2002         2001     VARIANCE
------                                     -------         ----         ----     --------

Mid-Atlantic (Baltimore/Washington)         28.8%           93.1%       94.3%      -1.2%
New Jersey, Long Island, Hudson Valley      16.1%           95.8%       95.4%       0.4%
Philadelphia                                15.1%           93.2%       93.3%      -0.1%
Detroit                                     13.8%           92.2%       93.2%      -1.0%
Upstate, NY                                 13.2%           91.7%       93.5%      -1.8%
Chicago                                      5.4%           92.9%       95.1%      -2.2%
Misc.                                        7.6%           92.2%       88.7%       3.5%
                                             ----           -----       -----       ----

Total                                      100.0%           93.1%       93.7%      -0.6%
                                           ======           =====       =====      =====

-----------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------
                                                           Sept       3rd Qtr
REGION                                     % UNITS         2002         2002     VARIANCE
------                                     -------         ----         ----     --------

Mid-Atlantic (Baltimore/Washington)         28.8%           93.4%       93.1%       0.3%
New Jersey, Long Island, Hudson Valley      16.1%           95.8%       95.8%       0.0%
Philadelphia                                15.1%           93.5%       93.2%       0.3%
Detroit                                     13.8%           92.3%       92.2%       0.1%
Upstate, NY                                 13.2%           91.6%       91.7%      -0.1%
Chicago                                      5.4%           94.5%       92.9%       1.6%
Misc.                                        7.6%           92.9%       92.2%       0.7%
                                             ----           -----       -----       ----

Total                                      100.0%           93.4%       93.1%       0.3%
                                           ======           =====       =====       ====

-----------------------------------------------------------------------------------------

Home Properties of New York, Inc.
September 30, 2002 Supplemental Information


Resident Statistics

                                   ---------------------------   -------------------------------------   ---------------
Top Six Reasons for Moveouts       3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR   YEAR      YEAR
                                   2002      2002      2002      2001      2001      2001      2001      2001      2000
                                   ----      ----      ----      ----      ----      ----      ----      ----      ----

  Employment related .......       17.8%     17.0%     16.7%     18.1%     19.5%     18.6%     18.0%     18.4%     18.9%

  Home purchase ............       13.3%     14.8%     14.3%     15.5%     15.1%     13.8%     13.7%     14.6%     15.5%

  Rent level ...............        9.0%     10.0%     11.1%     10.9%     11.0%     10.9%     11.7%     11.0%      8.1%

  Eviction/skip ............        7.8%      7.8%      9.8%      9.1%      6.8%      7.4%      9.7%      8.2%      8.0%

  Transfer within HME ......        8.4%      8.7%      8.5%      8.2%      7.8%      7.2%      7.4%      7.6%      6.8%

  Unknown ..................        5.8%      6.3%      5.4%      7.0%      6.9%      8.2%      9.1%      7.7%     10.5%
                                     -------------------------   -------------------------------------   ---------------


  --------------------------------------------------------------------------------  ------------------------------------------------
  Traffic                                      Signed                     Signed    Turnover
                     Traffic      Traffic      Leases      Traffic        Leases
                    3rd Qtr 02  3rd Qtr 02   3rd Qtr 02  Nine Mos 02   Nine Mos 02
                        To          To           To           To            To
                    2nd Qtr 02  3rd Qtr 01   3rd Qtr 01  Nine Mos 01   Nine Mos 01  3rd Qtr 02  3rd Qtr 01  Nine Mos 02  Nine Mos 01

  REGION
  Baltimore              0%        3%         -13%          -10%           -7%        14%         14%           35%          37%
  Washington            15%       10%          32%           -3%           18%        10%         11%           24%          31%
  New Jersey           -24%       21%          12%           24%           26%        10%         11%           25%          27%
  Long Island           41%       44%         -19%           14%           -3%        10%         11%           28%          28%
  Hudson Valley        -39%       14%          -6%           12%            5%         9%         10%           28%          31%
  Philadelphia          -7%       -5%          -9%           -3%            0%        17%         16%           42%          41%
  Detroit               -3%        7%          18%            2%           10%        15%         15%           36%          35%
  Rochester            -23%       -7%          -4%           -4%            2%        21%         21%           49%          47%
  Buffalo              -20%       17%          -4%           11%            2%        17%         17%           42%          45%
  Syracuse             -11%       22%           2%            8%           -2%        21%         22%           52%          51%
  Chicago              -10%      -34%          19%          -28%            7%        16%         17%           42%          44%

  Total Portfolio       -7%        4%           1%           -1%            5%        15%         15%           37%          38%
  -----------------------------------------------------------------------------     ------------------------------------------------


  ------------------------------------------------------------------------------  -----------------------------------------------
                             3rd Qtr 02   2nd Qtr 02    1st Qtr 02   Nine Mos 02  3rd Qtr 01  2nd Qtr 01  1st Qtr 01  Nine Mos 01

  Bad Debts as % of Rents    0.56%        0.32%          0.49%         0.46%      0.43%       0.33%        0.46%        0.41%

  ------------------------------------------------------------------------------  -----------------------------------------------

HOME PROPERTIES OF NEW YORK, INC.
September 30, 2002 and 2001 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL



                                                3RD QTR 3RD QTR                          NINE MOS  NINE MOS
                                                2002      2001    QUARTER    %             2002      2001   NINE MOS    %
                                                ACTUAL  ACTUAL    VARIANCE   VARIANCE    ACTUAL    ACTUAL   VARIANCE    VARIANCE
                                                ------  ------    --------   --------    ------    ------   --------    --------

ELECTRICITY ..............................     1,748     1,508       (240)   -15.9%       4,686     4,451      (235)    -5.3%

GAS ......................................     1,406     1,586        180     11.3%      10,185    12,437     2,252     18.1%

WATER & SEWER ............................     2,217     2,238         21      0.9%       6,326     6,242       (84)    -1.3%

REPAIRS & MAINTENANCE ....................     6,497     5,856       (641)   -10.9%      16,874    16,055      (819)    -5.1%

PERSONNEL EXPENSE ........................     8,832     7,901       (931)   -11.8%      25,207    23,182    (2,025)    -8.7%


SITE LEVEL INCENTIVE COMPENSATION ........       163       187         24     12.8%         516       609        93     15.3%

ADVERTISING ..............................     1,460     1,320       (140)   -10.6%       4,178     3,866      (312)    -8.1%

LEGAL & PROFESSIONAL .....................       295       279        (16)    -5.7%         866       783       (83)   -10.6%

OFFICE & TELEPHONE .......................     1,084     1,125         41      3.6%       3,325     3,276       (49)    -1.5%

PROPERTY INS .............................       329       589        260     44.1%       1,878     2,229       351     15.7%

REAL ESTATE TAXES ........................     8,452     7,794       (658)    -8.4%      25,128    22,802    (2,326)   -10.2%

SNOW .....................................      --          (9)        (9)   100.0%         563     1,001       438     43.8%

TRASH ....................................       620       587        (33)    -5.6%        1,807     1,763       (44)   -2.5%

PROPERTY MANAGEMENT G & A ................     1,989     1,906        (83)    -4.4%        6,136     5,839      (297)   -5.1%
                                               -----     -----        ---      ---         -----     -----      ----     ---

TOTAL ....................................    35,092    32,867     (2,225)    -6.8%      107,675   104,535    (3,140)   -3.0%
                                              ======    ======     ======      ===       =======   =======    ======     ===

Home Properties of New York, Inc.
September 30, 2002 and 2001 Supplemental Information


BREAKDOWN OF "OTHER INCOME"
--------------------------

                                                                                          YTD         YTD
RECOGNIZED DIRECTLY BY HOME PROPERTIES:                         Q3 '02      Q3 '01        2002        2001
---------------------------------------                         ------      ------        ----        ----

             Recognized directly by Home Properties:
             Management fees                                      537         685        1,506       1,668
             Other                                               (341)         (4)        (226)        (13)
                                                                 ----          --         ----         ---
             Sub-total                                            196         681        1,280       1,655

             Management Companies ( 99% / 95%
                interest, see below)                             (326)          3         (829)        (45)
                                                                 ----           -         ----         ---

             Total Other Income                                  (130)        684          451        1,610
                                                                 ====         ===          ===        =====


MANAGEMENT COMPANIES DETAIL:


             Management fees                                      717         877        2,134       2,569
             Interest income                                      260         437          637       1,195
             Misc                                                 (2)          19           31          32
             General & Administrative                           (978)       (898)      (2,720)      (2,294)
             Interest expense                                   (176)       (289)        (562)      (1,128)
             Depreciation                                       (149)       (117)        (395)        (356)
             Taxes                                                (1)        (22)          46          (67)
                                                                  --         ---           --          ---

                                                                (329)          7         (829)        (49)
                                                                ====           =         ====         ===

             99%HPM / 95%HPRS to Home Properties                (326)          3         (829)        (45)
             ==       ==                                        ====           =         ====         ===


-----------------------------------------------------------------------------------------------------------


COMBINED MANAGEMENT FEES                                        1,254      1,562        3,640       4,237

COMBINED EBITDA                                                   (67)       679          725       1,962

Home Properties of New York, Inc.
September 30, 2002  Supplemental Information

                                                          SUMMARY OF RECENT ACQUISITIONS

                                                                                               (1)                       Wgtd. Avg.
                                                                   Purchase         # of       CAP        Purchase        Price Per
               Community                Market              State    Date          Units      Rate       Price (mm)         Unit
-----------------------------------------------------------------------------------------------------------------------------------
2002 ACQUISITIONS
Cambridge Village                       Long Island          NY      3/1/2002        82       8.6%            $5.4          $65,854
Stratford Greens                        Long Island          NY      3/1/2002       359       8.6%           $45.2         $125,905
Westwood Village                        Long Island          NY      3/1/2002       242       8.6%           $28.7         $118,595
Woodmont village                        Long Island          NY      3/1/2002        96       8.6%            $8.1          $84,375
Yorkshire Village                       Long Island          NY      3/1/2002        40       8.6%            $3.1          $77,500
Green Acres                             Philadelphia         PA      3/1/2002       212       8.6%            $9.8          $46,226
Hawthorne Court/Estates                 Long Island          NY      4/4/2002       434       8.6%           $31.0          $71,429
Heritage Square                         Long Island          NY      4/4/2002        80       8.6%            $6.4          $80,000
Muncy Apartments                        Long Island          NY     5/31/2002        23       8.6%            $3.2         $139,130
Holiday Square Apartments               Long Island          NY     5/31/2002       120       8.6%            $6.3          $52,500
Gardencrest Apartments                  Boston               MA     6/28/2002       696       7.0%           $85.4         $122,701
Brittany Place Apartments               NoVA/DC              MD     8/22/2002       591       9.1%           $41.3          $69,882
Cider Mill Apartments                   NoVA/DC              MD     9/27/2002       864       8.3%           $73.7          $85,301
                                                                             -------------------------------------------------------
                                                                    TOTAL QTD     3,839       8.2%          $347.6          $90,544

PURCHASED AFTER THE QUARTER CLOSE
Wallace Porfolio                        Hudson Valley        NY    10/11/2002       224       7.1%           $12.8          $57,143
                                                                             -------------------------------------------------------
                                                                    TOTAL YTD     4,063       8.2%          $360.4          $88,703
                                                                             =======================================================

                                                                                                                          Wgtd. Avg.
                                                                    Purchase       # of                  Purchase         Price Per
 Community                               Market             State   Date           Units                 Price (mm)       Unit

2001 ACQUISITIONS
Wellington Woods/Lakes                   NoVA/DC             VA     10/24/01         274      10.0%            $11.1        $40,511
The Manor                                NoVA/DC             MD      8/31/01         435       9.2%            $36.4        $83,678
Courtyards Village                       Chicago             IL      8/29/01         224       9.4%            $12.8        $57,143
Fenland Field                            Baltimore           MD       8/1/01         234       9.8%            $14.5        $61,966
Devonshire Hills                         Long Island         NY      7/16/01         297       9.3%            $47.5       $159,933
Southern Meadows                         Long Island         NY      6/29/01         452       9.6%            $39.3        $86,947
Sandalwood Apartments                    Baltimore           MD      5/31/01         384       8.2%            $17.6        $45,833
Virginia Village                         NoVA/DC             VA      5/31/01         344       8.8%            $27.0        $78,488
Woodholme Manor                          Baltimore           MD      3/30/01         176       9.6%             $5.8        $32,955

                                                                   TOTAL YTD       2,820       9.3%           $212.0        $75,177


TOTAL 2001 and 2002 Acquisitions                                                   6,883       8.6%           $572.4        $83,161


Home Properties of New York, Inc.
September 30, 2002 Supplemental Information



                                                              SUMMARY OF RECENT SALES
                                                                                     (1)                         Wgtd. Avg.
                                                         Sale           # of         CAP          Sales          Price Per
            Community                 Market    State    Date           Units       Rate        Price (mm)         Unit
-----------------------------------------------------------------------------------------------------------------------------
2002 SALES
Landsdowne                  Philadelphia         PA       1/23/2002        222        10.7%            $8.8          $39,640
Ridgeway Court              Philadelphia         PA       1/23/2002         66        11.2%            $2.6          $39,394
Old Friends                 Baltimore            MD       1/24/2002         51        10.4%            $2.5          $49,020
Finger Lakes Manor          Rochester            NY        4/4/2002        153         8.4%            $7.9          $51,634
Conifer Village             Syracuse             NY       4/19/2002        199        11.8%            $7.1          $35,678
Rolling Park                Baltimore            MD       5/31/2002        144         8.7%            $8.2          $56,944
Cloverleaf Village          Pittsburgh           PA       6/28/2002        148         9.6%            $5.2          $35,135
Carriage Hill Apartments    Central VA           VA        8/8/2002        664         8.4%           $41.6          $62,651
                                                                   ----------------------------------------------------------
                                                          TOTAL YTD      1,647         9.2%           $83.9          $50,941
                                                                   ==========================================================

                                                                                     (1)                         Wgtd. Avg.
                                                         Sale           # of         CAP          Sales          Price Per
            Community                 Market    State    Date           Units       Rate        Price (mm)         Unit
-----------------------------------------------------------------------------------------------------------------------------
2001 SALES
Mountainside                Hudson Valley, NY    NY      10/31/2001        227         9.1%           $13.1          $57,709
Towers Apartments           Northern NJ          NJ      10/31/2001        137         9.2%           $10.7          $78,102
Riverdale                   Central VA           VA       8/15/2001        580         9.4%           $18.3          $31,552
Strawberry Hill             Baltimore            MD       8/15/2001        145         7.9%            $5.3          $36,552
Laurel Pines                No VA/DC             MD       8/15/2001        236         8.7%           $11.9          $50,424
Doub Meadow                 Baltimore            MD       8/15/2001         95        10.8%            $3.4          $35,789
Country Club                Baltimore            MD       8/15/2001        150         9.9%            $7.6          $50,667
Hamlet Court                Rochester            NY       8/15/2001         98         8.6%            $3.6          $36,735
Ivy Ridge                   Rochester            NY       7/17/2001        135         9.7%            $5.4          $40,000
Hill Court                  Rochester            NY       7/17/2001         95         9.5%            $3.8          $40,000
Sprincreek Apartments       Rochester            NY       6/15/2001         82         9.8%            $2.5          $30,488
Fairway Apartments          Buffalo              NY       5/17/2001         32         9.0%            $1.8          $56,250
Garden Village              Buffalo              NY       5/17/2001        315         9.0%           $13.6          $43,175
Williamstowne               Buffalo              NY       5/17/2001        528         8.9%           $21.5          $40,720
-----------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL YTD      2,855         9.2%          $122.5          $42,907
                                                                        ==========================================================

(1) CAP rate based on projected NOI after allowance for 3% management fee but before capital expenditures

Home Properties of New York, Inc.
September 30, 2002 Supplemental Information

BREAKDOWN OF OWNED UNITS BY MARKET

                                          Net                                          Net
                                       Acquired          As of         12/31/01     Acquired          As of          Current
         MARKET             STATE       in 2001        12/31/01       % of Units     in 2002         9/30/02       % of Units
         ------             -----       -------        --------       ----------     -------         -------       ----------
PHILADELPHIA                 PA                         6,276          16.09%         (76)           6,200          15.05%
BALTIMORE                    MD             404         6,322          16.21%        (195)           6,127          14.87%
SUBURBAN WASH                DC             817         4,277          10.96%        1,455           5,732          13.91%
DETROIT                      MI                         5,694          14.60%                        5,694          13.82%
LONG ISLAND                  NY             749         1,933           4.96%        1,476           3,409           8.27%
NORTHERN NJ                  NJ           (137)         2,520           6.46%                        2,520           6.12%
ROCHESTER                    NY           (410)         2,565           6.58%        (153)           2,412           5.85%
CHICAGO                      IL            224          2,242           5.75%                        2,242           5.44%
BUFFALO                      NY           (875)         1,644           4.21%                        1,644           3.99%
SYRACUSE                     NY                         1,565           4.01%        (199)           1,366           3.32%
SOUTH BEND                   IN                           706           1.81%                          706           1.71%
BOSTON                       MA                             0           0.00%          696             696           1.69%
HUDSON VALLEY                NY           (227)           684           1.75%                          684           1.66%
PORTLAND                     ME                           595           1.53%                          595           1.44%
HAMDEN                       CT                           498           1.28%                          498           1.21%
DOVER                        DE                           432           1.11%                          432           1.05%
NORTH/CENTRAL                OH                           242           0.62%                          242           0.59%
CENTRAL VIRGINIA             VA           (580)           664           1.70%        (664)               0           0.00%
PITTSBURGH                   PA                           148           0.38%        (148)               0           0.00%

TOTAL                                      (35)        39,007          100.0%        2,192          41,199          100.0%


Total NY State                            (763)         8,391           21.5%        1,124           9,515           23.1%
Total Upstate, NY                       (1,285)         5,774           14.8%         (352)          5,422           13.2%
Total Mid-Atlantic                         504         20,639           52.9%          372          21,011           51.0%

Home Properties of New York, Inc.
September 30, 2002 Supplemental Information

Debt Summary Schedule

FIXED
                                                                                   MATURITY         YEARS TO
PROPERTY                           LENDER               RATE          BALANCE          DATE         MATURITY
--------                           ------               -----         --------         ----         --------
VILLAGE GREEN                      John Hancock          7.7500       4,410,560    11/01/02         0.09
BROOK HILL                         John Hancock          7.7500       4,498,771    11/01/02         0.09
1600 ELMWOOD                       John Hancock          7.7500       4,939,827    11/01/02         0.09
TERRY                              North Fork Bank       7.7500       1,894,522    05/01/03         0.58
CURREN TERRACE                     GMAC                  8.3550       8,979,054    11/01/03         1.09
ELMWOOD TERRACE                    John Hancock          8.2500       4,501,915    11/01/03         1.09
SHERRY LAKE                        GMAC                  7.8750       5,900,300    01/01/04         1.25
GLEN MANOR                         AMEX/IDS              8.1250       3,469,047    05/01/04         1.59
SEMINARY TOWERS 3rd                Wachovia              5.9100      17,246,254    07/01/04         1.75
CASTLE CLUB (HP @)                 Legg Mason RE         9.5500       6,972,224    03/01/05         2.42
WILLIAM HENRY                      Legg Mason RE         7.6400      13,821,102    10/01/05         3.01
BAYVIEW/COLONIAL                   Midland Loan          8.3500       5,852,165    11/01/05         3.09
IDLYWOOD                           Morgan Guaranty       8.6250       8,923,763    11/01/05         3.09
CAMBRIDGE VILLAGE - 2nd (*)        North Fork Bank       8.5000         566,739    11/01/05         3.09
CHERRY HILL                        Prudential            7.9900       4,321,101    01/01/06         3.26
CARRIAGE HILL - MI                 Prudential-Fannie     7.3600       3,608,305    01/01/06         3.26
                                   Mae
CARRIAGE PARK                      Prudential-Fannie     7.4800       5,202,945    01/01/06         3.26
                                   Mae
MID-ISLAND                         North Fork Bank       7.5000       6,675,000    05/01/06         3.59
DEVONSHIRE - 1st (*)               AMI Capital           8.0000      19,196,798    06/01/06         3.67
NEWCASTLE                          Presidential          6.4500       6,000,000    07/31/06         3.84
                                   Funding
COUNTRY VILLAGE                    PW Funding            8.3850       6,400,099    08/01/06         3.84
HAMPTON COURT                      ORIX RE Capital       8.8750       3,472,526    09/01/06         3.92
RAINTREE                           Capitalized Lease     8.5000       5,960,330    11/01/06         4.09
HERITAGE SQUARE (*)                Larson Financial      8.7750       2,930,421    11/01/06         4.09
HAWTHORNE COURT (*)                Larson Financial      8.7750      10,302,258    11/01/06         4.09
WOODMONT VILLAGE - 2nd (*)         North Fork Bank       8.5000       1,084,196    11/01/06         4.09
WOODMONT VILLAGE - 1st (*)         North Fork Bank       8.3750       2,555,613    12/01/06         4.17
WOODGATE PLACE                     ARCS Mortgage         7.8650       3,294,044    01/01/07         4.26
MILL TOWNE VILLAGE                 Prudential-Fannie     6.3250       8,530,000    01/01/07         4.26
                                   Mae
BRITTANY PLACE                     CapMark Svcs.         8.7000      17,881,081    06/11/07         4.70
SEMINARY TOWERS - 1st              Wachovia              8.2200       2,354,930    07/01/07         4.75
SEMINARY TOWERS - 2nd              Wachovia              8.4000       1,857,126    07/01/07         4.75
SOUTHERN MEADOWS (*)               CapMark Svcs.         8.2340      18,980,228    07/11/07         4.78
COURTYARDS VILLAGE (*)             Berkshire             7.8800       5,008,736    08/01/07         4.84
                                   Mtg-Freddie
GARDENCREST (*)                    Legg Mason(Sun        9.8750       5,423,466    11/01/07         5.09
                                   Life)
STRATFORD GREENS - 1st (*)         North Fork Bank       7.2000      13,726,362    12/01/07         5.17
STRATFORD GREENS - 2nd (*)         North Fork Bank       8.5000       1,961,146    12/01/07         5.17
MAPLE LANE APTS - II               AMI Capital           7.2050       5,762,571    01/01/08         5.26
PAVILION - 2nd                     Capri Capital         7.4500       3,799,936    01/01/08         5.26
VALLEY PARK S                      Capri Capital         6.9300       9,617,792    01/01/08         5.26
VALLEY PARK SOUTH - 2nd            Capri Capital         6.7400       3,761,338    01/01/08         5.26
VIRGINIA VILLAGE                   First Union NB -      6.9100       9,450,479    01/01/08         5.26
                                   Svcr
CYPRESS PLACE                      Reilly Mortgage       7.1300       6,440,311    01/01/08         5.26
CANDLEWOOD, IND                    Morgan Guaranty       7.0200       7,376,970    02/01/08         5.34
CAMBRIDGE VILLAGE - 1st            North Fork Bank       7.3750       2,664,043    03/01/08         5.42
(*)
YORKSHIRE VILLAGE (*)              North Fork Bank       7.3750       1,522,301    03/01/08         5.42
CANTERBURY - 4                     Allfirst Mtg          7.6700       2,066,540    06/01/08         5.67
DETROIT PORTFOLIO                  Morgan Guaranty       7.5100      46,116,974    06/01/08         5.67
WELLINGTON WOODS/LAKES             ORIX RE Capital       6.9800       7,842,312    06/01/08         5.67
SHERWOOD GARDENS                   Legg Mason RE         6.9800       2,968,201    07/01/08         5.76
WESTWOOD VILLAGE - 1st (*)         M and T Bank          7.4100      15,839,039    10/31/08         6.09
WESTWOOD VILLAGE - 2nd (*)         M and T Bank          8.7600         988,327    11/01/08         6.09
GOLF CLUB (HP @)                   ARCS Mortgage         6.5850      16,517,231    12/01/08         6.18
DEVONSHIRE - 2nd                   AMI Capital           6.7200       4,976,007    01/01/09         6.26
MANSION HOUSE                      1st Niagara Bank      7.5000         659,751    01/01/09         6.26
RIDLEY PORTFOLIO                   Klorfine et. al.      8.0000      15,750,000    07/28/09         6.83
GREEN ACRES (*)                    M and T Bank          6.8700       5,733,701    11/01/09         7.09
MULTI-PROPERTY                     M & T Bank -          7.5750      45,400,000    05/01/10         7.59
                                   Freddie
CIDER MILL                         Berkshire             7.7000      40,863,494    10/01/10         8.01
                                   Mtg-Freddie
HP@DEVON (SGRTWN MEWS)             Prudential-Fannie     7.5000      28,892,000    10/01/10         8.01
                                   Mae
TREXLER PARK (HP @)                Prudential-Fannie     7.5000      10,140,000    10/01/10         8.01
                                   Mae
MULTI-PROPERTY                     Prudential-Fannie     7.2500      32,978,000    01/01/11         8.26
                                   Mae
MULTI-PROPERTY                     Prudential-Fannie     6.3600       8,141,000    01/01/11         8.26
                                   Mae
MULTI-PROPERTY                     Prudential-Fannie     6.1600      58,881,000    01/01/11         8.26
                                   Mae
ORLEANS VILLAGE                    Prudential-Fannie     6.8150      43,745,000    01/01/11         8.26
                                   Mae
RACQUET CLUB                       Prudential-Fannie     6.8750      22,553,572    04/01/11         8.51
                                   Mae
TIMBERCROFT TH's 1 - 1st           GMAC                  8.5000         797,221    05/01/11         8.59
MEADOWS APARTMENTS                 Prudential-Fannie     6.8750       3,475,526    05/01/11         8.59
                                   Mae
LAKE GROVE                         Prudential-Fannie     6.5400      27,446,644    12/01/11         9.18
                                   Mae
TIMBERCROFT TH's 3 - 1st           GMAC                  8.0000       1,082,973    02/01/12         9.35
MULTI-PROPERTY NOTES               Seller Financing                   1,050,000    02/01/12         9.35
PAYABLE                                                  4.0000
CANDLEWOOD GARDENS, NY             M&T Bank-Freddie      6.8300       2,830,324    03/01/12         9.42
                                   Mac
EMERSON SQUARE                     M&T Bank-Freddie      6.8500       2,288,182    03/01/12         9.42
                                   Mac
FAIRVIEW                           M&T Bank-Freddie      6.8500       7,700,229    03/01/12         9.42
                                   Mac
PARADISE LANE                      M&T Bank-Freddie      6.8300       8,983,420    03/01/12         9.42
                                   Mac
APPLE HILL                         M&T Bank-Freddie      6.6500      25,968,437    03/01/12         9.42
                                   Mac
PERINTON MANOR                     M&T Bank-Freddie      6.8500       9,525,501    03/01/12         9.42
                                   Mac
GATEWAY VILLAGE                    Prudential-Fannie     6.8850       7,271,687    05/01/12         9.59
                                   Mae
COLONIES                           Prudential-Fannie     7.1100      22,127,104    06/01/12         9.68
                                   Mae
HARBORSIDE MANOR                   M&T Bank-Freddie      6.8500       7,537,215    07/01/12         9.76
                                   Mac
PEARL STREET                       M&T Bank-Freddie      6.8300       1,133,071    07/01/12         9.76
                                   Mac
WESTMINISTER PLACE                 M&T Bank-Freddie      6.8500       6,788,485    07/01/12         9.76
                                   Mac
SUNSET GARDENS                     M&T Bank-Freddie      6.8300       6,089,630    07/01/12         9.76
                                   Mac
LAKESHORE VILLAS                   M&T Bank-Freddie      6.8500       5,176,220    07/01/12         9.76
                                   Mac
CORNWALL PARK                      M&T Bank-Freddie      6.8300       5,790,140    07/01/12         9.76
                                   Mac
CARRIAGE HILL - NY                 M&T Bank-Freddie      6.8500       5,989,840    07/01/12         9.76
                                   Mac
PATRICIA APTS                      M&T Bank-Freddie      6.8300       5,490,650    07/01/12         9.76
                                   Mac
WOODHOLME MANOR                    Prudential-Fannie     7.1600       3,899,440    07/01/12         9.76
                                   Mae
MORNINGSIDE/CARRIAGE HL            Morgan Guaranty       6.9900      19,058,281    05/01/13        10.59
MULTI-PROPERTY                     Prudential -          6.4750     100,000,000    08/31/13        10.93
                                   Fannie Mae
DEERFIELD WOODS                    GE Financial          7.0000       3,295,966    01/01/14        11.26
SPRINGWELLS                        AMEX/IDS              8.0000      10,893,904    07/01/15        12.76
PINES OF PERINTON                  NYS Urban             8.5000       8,053,011    05/01/18        15.59
                                   Development
CANTERBURY I - 2nd                 Allfirst Mtg          8.5000       1,238,190    06/01/18        15.68
CANTERBURY I I- 2nd                Allfirst Mtg          8.5000       1,025,203    06/01/18        15.68
CANTERBURY I I I- 2nd              Allfirst Mtg          8.5000         581,081    06/01/18        15.68
CANTERBURY I - 1st                 GMAC                  7.5000       3,469,541    06/01/18        15.68
PAVILION - 1st                     Capri Capital         8.0000       8,303,436    11/01/18        16.10
BONNIE RIDGE                       Prudential            6.6000      17,949,006    12/15/18        16.22
TIMBERCROFT TH's 3 - 2nd           Allfirst Mtg          8.3750       3,256,831    06/01/19        16.68
TIMBERCROFT TH's 1 - 2nd           Allfirst Mtg          8.3750       2,211,140    06/01/19        16.68
CANTERBURY I I - 1st               HUD                   7.5000       3,471,970    09/01/19        16.93
VILLAGE GREEN, FW                  ARCS Mortgage         8.2300       4,082,641    10/01/19        17.01
RAINTREE                           Leasehold Mortgage    8.5000       1,095,611    04/30/20        17.59
HP@NEWARK (CHSTNT CRSG)            Reilly Mortgage       9.3400       9,474,225    07/01/20        17.76
MACOMB MANOR                       EF&A Funding          8.6300       3,887,402    06/01/21        18.68
VILLAGE SQUARE 1&2                 Continental           8.1250       6,260,334    08/01/21        18.85
                                   Wingate
CANTERBURY I I I - 1st             USGI, Inc.            7.5000       2,445,114    11/01/21        19.10
SHAKESPEARE PARK                   Reilly Mortgage       7.5000       2,514,460    01/01/24        21.27
HOLIDAY SQUARE (*)                 Red Capital          10.8500       3,916,096    03/01/24        21.43
                                   (Servicer)
BLACKHAWK                          Capstone Realty       7.6500      10,532,835    10/01/31        29.02
OWINGS RUN 1                       Reilly Mortgage       8.0000      17,405,220    10/01/35        33.02
OWINGS RUN 2                       Prudential Huntoon    8.0000      14,515,596    06/01/36        33.69

     WTD AVG - FIXED SECURED                               7.30   1,137,529,879                    12.52
                                                                  -------------
     % OF PORTFOLIO - FIXED                                                99.4%


VARIABLE SECURED
MAPLE LANE - I  - Eqv. Bond Yield  Civitas Bank         3.70000      6,055,000    07/27/07          4.82
          Adjusts Weekly

     WTD AVG - VARIABLE SECURED                            3.70      6,055,000                      4.82

     WTD AVG - TOTAL SECURED DEBT                         7.284   1,143,584,879                     8.82

VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                     M and T Bank et. al    2.96%     86,000,000     09/01/05         2.92
    Adjusts Daily  LIBOR + 115


     WTD AVG - COMBINED DEBT                              6.981   1,229,584,879                     8.41


WTG AVG - TOTAL SECURED DEBT                               7.28                                     8.82
WTD AVG - TOTAL PORTFOLIO                                  6.98                                     8.41



(*) Principal Balance noted represents unpaid balance to lender. General ledger balance has been adjusted pursuant to APB #16 to reflect fair market value. Reconciliation to General Ledger:

LESS:  19 Loans - Balance per Lender                               (172,194,045)
PLUS:  19 Loans - Balance per General Ledger                        189,890,402
                                                                    -----------

TOTAL DEBT PER GENERAL LEDGER:                                    1,247,281,236
                                                                  =============




                            FREE & CLEAR PROPERTIES


1600 East Avenue               164 Muncy - Holiday           23
                                   Square
Bayberry Place                 120 Northgate Manor          224

Beechwood Gardens              160 Royal Gardens            550

Cedar Glen                     110 Rider Terrace             24

Coventry Village                94 South Bay Manor           61

East Hill Gardens               33 The Colony               783

Fenland Field                  234 The Lakes                434

Gardencrest                     60 Village Square III       144

Hawthorne Estates               26 Weston Gardens           242

Maple Tree                      84


Total Free and Clear            19       Units:
Properties:                                               3,570




                 FIXED RATE
                 MATURING DEBT SCHEDULE

                                             Percent
                   MATURING       WTD AVG    of
   YEAR            DEBT           RATE       TOTAL
   ----            ----           ----       -----
   2002           $13,849,157     7.75       1.22%
   2003            15,375,491     8.25       1.35%
   2004            26,615,601     6.63       2.34%
   2005            36,135,993     8.38       3.18%
   2006            77,709,592     8.03       6.83%
   2007            79,017,120     8.04       6.95%
   2008           142,734,365     7.20      12.55%
   2009            27,119,460     7.51       2.38%
   2010           125,295,494     7.59      11.01%
   2011           198,017,963     6.65      17.41%
2012 - 2036       395,659,643     7.16      34.78%

   TOTAL      $1,137,529,879      7.31     100.00%

------------------------------------------------------

Home Properties of New York, Inc.
September 30, 2002 Supplemental Information


Net Asset Value Calculation

Cap Rate (after 3% G & A, before capital                8.50%      8.75%       9.0%       9.25%       9.50%
expenditures)                                           -----      -----       ----       -----       -----

3rd QTR 2002
Rent                                                    97,990     97,990      97,990     97,990       97,990
Property other income (without GP interest effect)       4,194      4,194       4,194      4,194        4,194
Operating & maintenance expense                        (40,927)   (40,927)    (40,927)   (40,927)     (40,927)
Property NOI                                            61,257     61,257      61,257     61,257       61,257
Adjustment for 3rd QTR acquisitions                      2,038      2,038       2,038      2,038        2,038
Effective 3rd QTR "run rate"                            63,295     63,295      63,295     63,295       63,295

Annualized (3rd qtr = 25.4% due to seasonality)        249,194    249,194     249,194    249,194      249,194
NOI growth for next 12 months @ 4%                       9,968      9,968       9,968      9,968        9,968
Adjusted NOI                                           259,161    259,161     259,161    259,161      259,161

                                                             -
Real estate value using above cap rate               3,048,956  2,961,843   2,879,570  2,801,743    2,728,013
Property Management activities                               -
   (2002 YTD EBITDA  / 75% / 20%)                        4,833      4,833       4,833      4,833        4,833
Cash                                                     7,814      7,814       7,814      7,814        7,814
Other assets                                           121,431    121,431     121,431    121,431      121,431
Less:
  Deferred charges                                     (7,517)    (7,517)     (7,517)    (7,517)      (7,517)
  Goodwill                                             (4,579)    (4,579)     (4,579)    (4,579)      (4,579)
Gross value                                          3,170,938  3,083,825   3,001,552  2,923,726    2,849,996

Less liabilities & perpetual preferred stock        (1,366,575)(1,366,575)(1,366,575) (1,366,575) (1,366,575)
Net Asset Value                                     1,804,363  $1,717,250 $1,634,977  $1,557,151  $1,483,421


Per share/unit - fully diluted shares                $  38.81   $  36.94    $  35.17   $  33.49     $  31.91
           46,493.6

After adjusting for below average occupancy for the quarter
  of 93.2% verses more "typical" 94%                 $  39.65   $  37.75    $  35.96   $  34.26     $  32.66

--------------------------------------------------------------------------------------------------------------
Economic CAP rate (after cap ex reserve of
   $525 per unit)                                       7.79%      8.02%       8.25%      8.48%        8.71%

--------------------------------------------------------------------------------------------------------------

Adjustment for Acquisitions

                                                                 Initial                 # of days
                                                               Unleveraged   Quarterly   Missing
Property             Units     Region      Price       Date      Return       NOI        In Quarter    Adj
--------             -----     ------      -----       ----      ------       ---        ----------    ---

Brittany Place        591    NoVA/DC       41,300    8/22/02       9.1%       940         52           543
Cider Mill            864    NoVA/DC       73,700    9/27/02       8.3%     1,529         88         1,495
                                                                                                     -----
                                                                                                     2,038

--------------------------------------------------------------------------------------------------------------

Reconcilation to financial statements:                             Other       O & M
                                                         Rent      Income     Expense
                                                         ----      ------     -------
Per financial statement                                 97,990      4,210    (40,927)
Remove GP interest income included in other income                    (16)
Add back properties classified as discontinued operations
  still owned at September 30, 2002                          -          -           -

Proper run rate before acquisitions                     97,990      4,194     (40,927)

Operating expenses now include a charge for G & A, so NAV calculation does not need additional allocation.

                                            Home Properties of NY, Inc.
                                    September 30, 2002 Supplemental Information

                                       Recurring Capital Expenditure Summary


The  Company  has a policy  to  capitalize  costs  related  to the  acquisition, development, rehabilitation, construction, and improvement of properties. Capital improvements are costs that increase the value and extend the useful life of an asset. Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred. Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital improvements typically include: appliances, carpeting and flooring, HVAC equipment, kitchen/ bath cabinets, new roofs, site improvements and various exterior building improvements. Non- recurring upgrades include, among other items: community centers, new windows, and kitchen/ bath apartment upgrades. The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table below is a list of the items that management considers recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment. Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                                     Maintenance
                                                                     Capitalized       Expense           Total
                                         Capitalized                 Expenditure       Cost per        Cost per
                                           Cost per       Useful       Per Unit          Unit            Unit
Category                                     Unit        Life(1)     Per Year(2)     Per Year(3)       Per Year
---------------------------------------------------------------------------------------------------------------------
Appliances                                  $1,000           18          $  55          $    5         $    60
Blinds/Shades                                  130            6             22               6              28
Carpets/cleaning                               840            6            140              97             237
Computers, equipment, misc.(4)                 120            5             22              29              51
Contract repairs                                 -            -              -             102             102
Exterior painting (5)                           84            5             17               1              18
Flooring                                       250            8             31               -              31
Furnace/Air (HVAC)                             765           24             32              43              75
Hot water heater                               130            7             19               -              19
Interior painting                                -            -              -             138             138
Kitchen/bath cabinets                        1,100           25             44               -              44
Landscaping                                      -            -              -             106             106
New roof                                       800           23             35               -              35
Parking lot                                    400           15             27               -              27
Pool/ Exercise facility                        100           15              7              23              30
Windows                                        980           36             27               -              27
Miscellaneous (6)                              705           15             47              40              87
---------------------------------------------------------------------------------------------------------------------
Total                                       $7,404                        $525            $590          $1,115
---------------------------------------------------------------------------------------------------------------------

(1)Estimated weighted average actual physical useful life of the expenditure capitalized.
(2)This amount is not necessarily incurred each and every year. Some years will be higher, or lower depending on the timing of certain longer life expenditures.
(3)These expenses are included in the Operating and maintenance line item of the Consolidated Statement of Operations. Maintenance labor costs are not included in the $590 per unit maintenance estimate. All personnel costs for site supervision, leasing agents, and maintenance staff are combined and disclosed in the Company's same- store expense detail schedule. The annual per unit cost of maintenance staff would add another $570 to expenses and total cost figures provided.
(4)Includes computers, office equipment/ furniture, and maintenance vehicles.
(5)The level of exterior painting may be lower than other similar titled presentations as the Company's portfolio has a significant amount of brick exteriors. In addition, other exposed exterior surfaces are most often covered with aluminum or vinyl.
(6)Includes items such as; balconies, siding, and concrete/sidewalks.


In reviewing the breakdown of costs above, one must consider the Company's unique strategy in operating apartments, which has been to improve every property every year regardless of age. Another part of its strategy is to purchase older properties and rehab and reposition them to enhance internal rates of return. This strategy results in higher costs of capital expenditures and maintenance costs which is more than justified by higher revenue growth, higher net operating income growth and a higher rate of property appreciation.

                           Home Properties of NY, Inc.
                   September 30, 2002 Supplemental Information

                           Capital Expenditure Summary


The Company estimates that during the three and nine-month periods ended September 30, 2002, approximately $131 and $393 per unit was spent on recurring capital expenditures, respectively. The table below summarizes the breakdown of capital improvements by major categories between recurring and non-recurring, revenue generating capital improvements as follows:



               FOR THE THREE-MONTH PERIOD ENDED SEPTEMBER 30, 2002
                      (in thousands, except per unit data)


                                                    Non-                  Total
                               Recurring PER        Recurring   PER       Capital
                               CAP EX    UNIT(A)    CAP EX      UNIT(A)   IMPROVEMENTS  PER UNIT(A)
                               ------    -------    ------      -------   ------------  -----------

New Buildings                $       -   $     -   $     642    $  16     $    642         $16
Major building improvements       911         22       4,014      100        4,925         122
Roof replacements                 348          9       1,007       25        1,355          34
Site improvements                 334          8       2,664       67        2,998          75
Apartment upgrades                657         16       9,574      239       10,231         255
Appliances                        546         14         845       21        1,391          35
Carpeting/Flooring              1,714         43       1,619       40        3,333          83
HVAC/Mechanicals                  505         12       3,369       84        3,874          97
Miscellaneous                     224          6         658       16          882          22
                             --------    -------  ----------   ------    ---------      ------
Totals                         $5,239       $131     $24,392     $608      $29,631        $739
                               ======       ====     =======     ====      =======        ====

(a)Calculated using the weighted average number of units outstanding, including 34,540 core units, 2001 acquisition units of 2,820 and 2002 acquisition units of 2,683 for the three-months ended September 30, 2002.



               FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2002
                      (in thousands, except per unit data)

                                                      Non-                   Total
                              Recurring            Recurring                Capital
                               CAP EX   PER UNIT(A)  CAP EX   PER UNIT   IMPROVEMENTS  PER UNIT(A)
                               ------   -----------  ------   --------   ------------  -----------
New Buildings                $        -   $     -   $  3,799 $      98       $3,799     $     98
Major building improvements      2,653         68     12,420       320       15,073          388
Roof replacements                1,014         26      2,435        63        3,449           89
Site improvements                  971         25      7,614       196        8,585          221
Apartment upgrades               1,914         49     23,430       603       25,344          652
Appliances                       1,590         41      1,790        46        3,380           87
Carpeting/Flooring               4,991        128      3,294        85        8,285          213
HVAC/Mechanicals                 1,470         38      7,381       190        8,851          228
Miscellaneous                      652         18      2,453        63        3,105           81
                             ---------     ------   -------- ---------    ---------    ---------
Totals                         $15,255       $393    $64,616    $1,663      $79,871       $2,056
                               =======       ====    =======    ======      =======       ======

 (a)  Calculated  using  the  weighted  average  number  of  units  outstanding,
including  34,540  core  units,   2001  acquisition  units  of  2,820  and  2002
acquisition units of 1,498 for the nine-months ended September 30, 2002.

                                            Home Properties of NY, Inc.
                                    September 30, 2002 Supplemental Information

                                            Capital Expenditure Summary


The schedule below summarizes the breakdown of total capital improvements between core and non-core as follows:

                                FOR THE THREE-MONTH PERIOD ENDED SEPTEMBER 30, 2002
                                       (in thousands, except per unit data)

                                                                Non-                   Total
                                        Recurring             Recurring               Capital
                                         CAP EX     PER UNIT   CAP EX   PER UNIT    IMPROVEMENTS    PER UNIT
                                         ------     --------   ------   --------    ------------    --------
Core Communities owned < 5 years            $3,842     $131    $17,221    $  587       $21,063         $  718
Core Communities owned > 5 years               678      131      1,820       351         2,498            482
                                          --------      ---    -------    ------         -----         ------
     Core Communities - subtotal             4,520      131     19,041       551        23,561            682
2002 Acquisition Communities                   351      131      2,121       791         2,472            922
2001 Acquisition Communities                   368      131      3,230     1,145         3,598          1,276
                                          --------    -----    -------     -----     ---------          -----
Sub-total                                    5,239      131     24,392       609        29,631            740
2002 Disposed Communities                      181      131        204       148           385            279

Corporate office expenditures (1)                -        -          -         -           735              -
                                       -----------  -------  -       -  --------    ----------      ---------
                                            $5,420     $131    $24,596    $  594       $30,751         $  725
                                            ======     ====    =======    ======       =======         ======

                                FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2002
                                       (in thousands, except per unit data)

                                                                Non-                   Total
                                        Recurring             Recurring               Capital
                                         CAP EX     PER UNIT   CAP EX   PER UNIT    IMPROVEMENTS    PER UNIT
                                         ------     --------   ------   --------    ------------    --------

Core Communities owned < 5 years         $ 11,527      $393    $48,174  $  1,641        $59,701        $2,034
Core Communities owned > 5 years            2,033       393      5,403     1,043          7,436         1,436
                                            -----       ---    -------     -----       --------        ------
     Core Communities - subtotal           13,560       393     53,577     1,551         67,137         1,944
2002 Acquisition Communities                  588       393      3,219     2,149          3,807         2,542
2001 Acquisition Communities                1,107       393      7,820     2,773          8,927         3,166
                                           ------     -----   --------   -------       --------        ------
Sub-total                                  15,255       393     64,616     1,663         79,871         2,056
2002 Disposed Communities                     340       393        632       729            972         1,122
Corporate office expenditures (1)               -         -          -         -          2,995             -
                                           ------     -----   --------   -------       --------        ------

                                          $15,595      $393    $65,248    $1,642        $83,838        $2,035
                                          =======      ====    =======    ======        =======        ======

(1)No distinction is made between recurring and non- recurring expenditures for corporate office.

Home Properties of New York, Inc.
September 30, 2002 Supplemental Information

2002 Earnings Guidance

---------------------------------------
Current revised guidance                     Q4                  YEAR
                                             --                  ----
---------------------------------------
FFO per share                            $.75 - $.79  (1)    $2.97 - $3.01 (2)

ASSUMPTIONS FOR MID-POINT OF GUIDANCE:
Same store revenue growth                         3.2%

Same store expense growth                        13.2%

Same store NOI growth                            -2.0%

Same store 2002 economic occupancy               91.8%
Same store 2001 economic occupancy               92.3%
Difference in occupancy                          -0.5%

Acquisitions                                                   $400 million

Dispositions                                                   $100 million

(1) Fourth quarter benefit of financing transactions is approximately $420K, offsetting NOI changes below.

(2) Based on nine months actual results and this net unchanged range for the fourth quarter.
-------------------------------------------------------------------------------
Most recent prior guidance: Issued August 9, 2002
    (presented for comparison purposes)
                                               Q4                YEAR
FFO per share                              $.75 - $.79       $2.96 - $3.04

ASSUMPTIONS FOR MID-POINT OF GUIDANCE:
Same store revenue growth                           5.0%

Same store expense growth                          14.5%

Same store NOI growth                              -1.0%

Same store 2002 economic occupancy                 93.1%
Same store 2001 economic occupancy                 92.3%
Difference in occupancy                             0.8%

Acquisitions                                                   $400 million

Dispositions                                                   $100 million

--------------------------------------------------------------------------------

2003 Earnings Guidance
                                                                 YEAR
FFO per share                                                $2.97 - $3.17

Acquisitions                                                   $250 million

Dispositions                                                    $50 million